COMPANY CONTACT:
Jennifer Plaia
NYFIX, Inc.
(212) 809-3542 or
jplaia@nyfix.com
www.nyfix.com

                    NYFIX REPORTS FIRST QUARTER 2003 RESULTS

STAMFORD, CT, APRIL 29, 2003: NYFIX, INC. (NASDAQ: NYFX), a leader in technology solutions for the financial  marketplace,  today announced its financial results for its first quarter ended March 31, 2003.

Revenue  for the  first  quarter  of 2003 was  $17.3  million,  representing  an increase of 71% from $10.1 million for the first quarter of 2002 and  consistent with the $17.3  million  for the  fourth  quarter  of 2002.  Net income was $0.1 million,  or slightly  better than breakeven per common share for both the first quarter of 2003 and the first quarter of 2002.

Cash, cash equivalents and short-term investments were $18.9 million as of March
31, 2003 as compared to $21.9  million at December  31, 2002.  Cash  provided by operating  activities  was $1.0 million in the first quarter of 2003 as compared to cash used in operating  activities  of $1.1  million in the first  quarter of
2002. Capital expenditures were $1.5 million for the quarter.

"While our Customers in our core  brokerage  market  segments  have  experienced cyclical  decline  in their  revenues,  we have  been able to  replace  any lost revenue  and  increase  our  market  share in those  segments.  We have laid the foundation  for growth by protecting  existing  revenues  while at the same time focusing on entering new market segments  offering  multiple  business  services across a single platform." said Peter Kilbinger Hansen,  Chief Executive Officer of NYFIX.

"Whatever  growth we experienced in some areas of our business  during the first quarter  was offset  either by timing or  reduction  of capital  spending in the brokerage sector, which contributed to our flat quarter of revenue. It seems the sector has reached a bottom  plateau.  Experiencing  good  acceleration  for new products  and  market  segments,  we expect to see  positive  quarterly  revenue increases in the second half of 2003, with potentially  strong upside in certain sectors," Mr. Hansen added.

"Although  our  revenue  fell  slightly  short of  guidance,  due to lower  than anticipated  capital sales,  we were within our guidance range for EPS.  Capital sales continue to be inconsistent.  However,  we are encouraged by the continued
improvement in revenue from our core and transaction  products,"  commented Mark
R. Hahn, Chief Financial Officer of NYFIX.

The Company expects revenue for the second quarter of 2003 to be in the range of
$17.4  million to $18.0  million.  This compares to $13.1 million for the second quarter of 2002 and $17.3 million for the first quarter of 2003.  Second quarter income per common  share is expected to be in the range of  breakeven  to $0.02.
This compares to a net loss of $(0.10) per common share in the second quarter of
2002 and breakeven  per common share for the first quarter of 2003.  The Company believes it will achieve  quarterly growth in the second half of 2003 in revenue and income.  While the Company is  focusing  on growing  its  recurring  revenue model,  capital  sales  continue to be a component of quarterly  revenue and are less  predictable,  which may have an impact on the consistency of the Company's financial results, as it did in the first quarter of 2003.

The Company is hosting its quarterly  earnings call today at 12:00 Noon EDT. The
call       can      be       accessed       via      the       Internet       at
http://www.firstcallevents.com/service/ajwz371547017gf12.html  and the Company's

                                                               [GRAPHIC OMITTED]

website  at  http://www.nyfix.com.  A  replay  of the  conference  call  will be available via the Company's website.

NYFIX, INC. through its subsidiaries and affiliates  provides electronic trading systems,  industry-wide trade routing connectivity,  straight-through processing and  execution  services  and  systems to the global  equities  and  derivatives financial markets.

NYFIX USA, LLC develops real-time order management trader workstations, exchange automation  systems,  trade order and  execution  routing and STP  solutions for brokerage firms and other financial  institutions.  NYFIX USA operates the NYFIX
Network,  the industry's largest FIX order-routing  network,  processing between
500 million to 1.2 billion  shares of U.S.  listed equity  securities on a daily basis.  NYFIX USA is a pioneer  in the  adoption  of the  Financial  Information
Exchange (FIX) protocol and all its products are FIX-compliant.

NYFIX  TRANSACTION  SERVICES,  INC., a broker-dealer  and NASD member,  provides
execution  and  smart  order  routing   solutions   primarily  to  domestic  and
international broker-dealers and specialized trading firms.

NYFIX MILLENNIUM,  L.L.C., an 80% owned broker-dealer subsidiary of NYFIX, Inc., is  an  Alternative  Trading  System,  which  provides  a  real-time,  anonymous automated  matching system for equity trading.  NYFIX  Millennium  leverages the
NYFIX  network's  large order routing  share volume to provide a more  efficient liquidity  source  for the  financial  community.  Outside  investors  in  NYFIX
Millennium, L.L.C. include ABN Amro, Banc of America Securities,  Deutsche Bank,
JP Morgan, Lehman Brothers, Morgan Stanley, Sanford C. Bernstein & Co., SG Cowen
Securities Corp., UBS Warburg and Wachovia Securities.

NYFIX  OVERSEAS,  INC.  specializes  in  electronic  trading  solutions  for the derivatives  markets and develops  order  management  workstations  and exchange interface  systems,  supporting  trading on more than 20 of the world's  leading international derivatives exchanges. NYFIX Overseas has customers in Europe, the
U.S. and the Far East.

JAVELIN   TECHNOLOGIES,   INC.  is  a  leading   supplier  of  electronic  trade
communication  technology  and a leading  provider  of FIX  technology.  Javelin solutions provide better trading through universal connectivity, streamlining of workflow  and  elimination  of the high  costs  and  risks  associated  with the development of proprietary network links and protocol implementations.

EUROLINK  NETWORK,  INC., a Madrid,  Spain-based  40% owned  affiliate of NYFIX,
Inc., offers direct electronic access to the US equity markets from Europe. With a  complete  suite  of order  management,  outing  and  execution  products  and services, EuroLink Network provides traders with superior speed, reliability and security through an established network infrastructure.

RENAISSANCE  TRADING  TECHNOLOGIES,  LLC, an 18% owned affiliate of NYFIX, Inc., offers a trader workstation for the Nasdaq market, enabling principal and agency traders to electronically  receive orders from multiple sources,  execute orders according to best execution principles,  route orders to ECN or ATS destinations and manage risk.

This  press  release  contains  certain  forward-looking  statements  within the meaning of Section 27A of the  Securities  Act of 1933, as amended,  and Section
21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors  created  thereby.  Investors are cautioned that all forward-looking  statements  involve risks and  uncertainty,  including  without limitation,  the  ability of the  Company to market and  develop  its  products.
Although   the   Company   believes   that  the   assumptions   underlying   the
forward-looking   statements  contained  herein  are  reasonable,   any  of  the
assumptions could be inaccurate,  and therefore,  there can be no assurance that the  forward-looking  statements included in this press release will prove to be
accurate.   In  light  of  the   significant   uncertainties   inherent  in  the
forward-looking  statements  included herein,  the inclusion of such information should not be regarded as a  representation  by the Company or any other  person that the objectives and plans of the Company will be achieved.

                                                  NYFIX, Inc.
                                          Consolidated Balance Sheets
                               (in thousands, except share and per share amounts)

                                                                              March 31,  December 31,
                                                                                  2003      2002
                                                                             ---------    ---------
Assets                                                                      (unaudited)
Current assets:
Cash and cash equivalents                                                    $   9,043    $  11,213
Short-term investments                                                           9,853       10,727
Accounts receivable, less allowances of $1,216 and $1,207, respectively         18,921       16,601
Inventory, net                                                                   1,168        1,098
Due from unconsolidated affiliates                                                 544          537
Deferred income taxes                                                              568          590
Prepaid expenses and other                                                       2,194        2,938
                                                                             ---------    ---------
Total current assets                                                            42,291       43,704
Property and equipment, net                                                     17,720       18,186
Goodwill                                                                        70,161       70,161
Acquired intangible assets, net                                                  8,892        9,404
Investments in unconsolidated affiliates                                         5,149        5,510
Notes receivable from unconsolidated affiliates                                  2,542        1,519
Other amounts due from unconsolidated affiliates                                 1,468        1,002
Deferred income taxes                                                            6,326        6,181
Other assets                                                                     5,427        5,150
                                                                             ---------    ---------
Total assets                                                                 $ 159,976    $ 160,817
                                                                             =========    =========

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable                                                             $   3,361    $   3,729
Accrued expenses                                                                 4,662        5,360
Current portion of capital lease obligations                                       973        1,089
Deferred revenue                                                                 2,946        2,561
Other current liabilities                                                          172          142
                                                                             ---------    ---------
Total current liabilities                                                       12,114       12,881
Long-term portion of capital lease obligations                                     464          664
Other long-term liabilities                                                        175          207
                                                                             ---------    ---------
Total liabilities                                                               12,753       13,752
                                                                             ---------    ---------

Stockholders' equity:
Preferred stock, $1.00 par value; 5,000,000 shares authorized; none issued           -            -
Common stock, $0.001 par value; 60,000,000 shares authorized;                       32           32
   32,444,175 and 32,420,558 issued, respectively

Additional paid-in capital                                                     161,403      161,347
Retained earnings                                                                5,352        5,276
Treasury stock, 1,301,300 shares, at cost                                      (19,100)     (19,100)
Due from employees for issuance of common stock                                   (605)        (597)
Accumulated other comprehensive income                                             141          107
                                                                             ---------    ---------
Total stockholders' equity                                                     147,223      147,065
                                                                             ---------    ---------
Total liabilities and stockholders' equity                                   $ 159,976    $ 160,817
                                                                             =========    =========

                                                  NYFIX, INC.
                                 CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                              Three Months Ended
                                                                                  March 31,
                                                                           --------------------------
                                                                            2003              2002
                                                                           --------         --------
REVENUE:

Subscription                                                               $  8,547         $  7,177
Sale                                                                          2,655            1,309
Service contract                                                              2,472            1,216
Transaction                                                                   3,609              369
                                                                           --------         --------
Total revenue                                                                17,283           10,071
                                                                           --------         --------

COST OF REVENUE:
Subscription                                                                  4,573            3,129
Sale                                                                            484              222
Service contract                                                                542              231
Transaction                                                                   2,146              865
                                                                           --------         --------
Total cost of revenue                                                         7,745            4,447
                                                                           --------         --------

GROSS PROFIT:

Subscription                                                                  3,974            4,048
Sale                                                                          2,171            1,087
Service contract                                                              1,930              985
Transaction                                                                   1,463             (496)
                                                                           --------         --------
Total gross profit                                                            9,538            5,624
                                                                           --------         --------

OPERATING EXPENSE:

Selling, general and administrative                                           7,835            5,212
Research and development                                                        177              179
Depreciation and amortization                                                 1,176              537
                                                                           --------         --------
Total operating expense                                                       9,188            5,928
                                                                           --------         --------
Income (loss) from operations                                                   350             (304)

Interest expense                                                                (31)             (87)
Investment income                                                               106               82
Other expense                                                                  (362)             (32)
                                                                           --------         --------
Income (loss) before income tax benefit and minority interest                    63             (341)
Income tax benefit                                                              (13)            (133)
                                                                           --------         --------
Income (loss) before minority interest                                           76             (208)
Minority interest in NYFIX Millennium, net of income tax                          -              306
                                                                           --------         --------
Net income                                                                 $     76         $     98
                                                                           ========         ========

Basic income per common share                                              $   0.00         $   0.00
                                                                           ========         ========
Basic weighted average common shares outstanding                             31,131           27,901
                                                                           ========         ========
Diluted income per common share                                            $   0.00         $   0.00
                                                                           ========         ========
Diluted weighted average common shares outstanding                           31,936           29,210
                                                                           ========         ========